Assets Held for Sale	12 Months Ended
Dec. 31, 2021
Assets Held for Sale [Abstract]
Disclosure of Long Lived Assets Held-for-sale	Assets Held for Sale
Assets held for sale at December 31, 2021 and December 31, 2020 were $0.0 million and $708.1 million, respectively.
During December 2020, the Company’s Board of Directors authorized the Company, as part of its transition to a sustainable future, to sell its remaining dry bulk vessels and exit the dry bulk sector during 2021. As a result of this decision, the Company classified all of its remaining fleet as held for sale at December 31, 2020, and recorded a loss / write-down on assets held for sale of $458.6 million and a loss / write down on assets held for sale-related party of $36.8 million.

During 2021, the Company completed its plan to exit the dry bulk sector and sale of its dry bulk fleet and recorded a gain on sale of $22.7 million primarily the result of an increase in the fair value of common shares of Star Bulk Carriers Corp. (“Star Bulk”) and Eagle Bulk Shipping Inc. (“Eagle”) received as a portion of the consideration for the sale of certain of our vessels to Star Bulk and Eagle. All Star Bulk and Eagle shares have been sold during 2021.